UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2004

Crown Castle International Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16441	76-0470458
(State or Other Jurisdiction of Number)	(Commission File Incorporation)	(IRS Employer Identification Number)

510 Bering Drive

Suite 500

Houston, TX 77057

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

This document includes “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the

Securities Exchange Act of 1934. Other than statements of historical fact, all statements regarding industry prospects, the consummation of the transactions described in this document and the Company’s expectations regarding the future performance of its businesses and its financial position are forward-looking statements.

These forward-looking statements are subject to numerous risks and uncertainties.

ITEM 5.    OTHER EVENTS AND REGULATION FD DISCLOSURE

On January 7, 2004, following receipt by the Company of the requisite consents from the holders of each of its 9 1/2% Senior Notes due 2011 (the “9 1/2% Notes”) and its 9% Senior Notes due 2011 (the “9% Notes”, and, together with the 9 1/2% Notes, the “Notes”) obtained in connection with the Company’s tender offer and consent solicitation in respect of the Notes, the Company entered into a supplemental indenture to each of the indentures pursuant to which the Notes were issued.

The supplemental indentures are attached as Exhibit 4.1 and 4.2 to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 7, 2004, between Crown Castle International Corp. and The Bank of New York, as Trustee, relating to the 9 1/2% Senior Notes Due 2011

4.2	Supplemental Indenture, dated as of January 7, 2004, between Crown Castle International Corp. and The Bank of New York, as Trustee, relating to the 9% Senior Notes Due 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

By:	/s/ E. Blake Hawk

Name: Title:	E. Blake Hawk Executive Vice President and General Counsel

Date: January 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 7, 2004, between Crown Castle International Corp. and The Bank of New York, as Trustee, relating to the 9 1/2% Senior Notes Due 2011

4.2	Supplemental Indenture, dated as of January 7, 2004, between Crown Castle International Corp. and The Bank of New York, as Trustee, relating to the 9% Senior Notes Due 2011

4